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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 333-23053, 333-38030, 333-65192 and 333-38865.


                                         /s/ Arthur Andersen LLP

Boston, Massachusetts
June 24, 1998